THIRD QUARTER 2018 INVESTOR CONFERENCE CALL November 8, 2018

SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K/A and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1 1

Q3 2018: QUARTERLY HIGHLIGHTS CONTINUED GROWTH IN SUCCESSFUL PUBLIC DEBT OPPORTUNITIES CORE COMMERCIAL OFFERING FOR GROWTH BUSINESS Recently completed offering Committed to Commercial Lines of $25.3M in 6.75% disciplined growth in gross written premium Senior Unsecured Notes, specialty markets increased 5.5% over Q3 2017 lowering annual to generate positive interest expenses underwriting results FOCUS: STRIVE FOR CONTINUED GROWTH AND PROFITABILITY 2

BUSINESS MIX: SHIFT TOWARD COMMERCIAL LINES GROSS WRITTEN PREMIUM FOR Q3 2017 GROSS WRITTEN PREMIUM FOR Q3 2018 Personal Personal Lines Lines 7% 21% Low-Value Low-Value Dwelling Wind- Dwelling 5.2% 8.5% Exposed Wind- Small 1.6% Exposed Business 12.0% 29.3% Small Business 35.2% Hospitality 58.0% Hospitality 50.2% Commercial Commercial Lines Lines 79% 93% 3

COMMERCIAL LINES OVERVIEW GROSS WRITTEN PREMIUM $30 5.5% ILLIONS Increase M $25 $20 $9.4 $8.7 YTD September 30, 2018 Gross Written Premium $15 Top Five States $ in thousands Florida $ 17,682 24.7% $10 Michigan 13,267 18.5% Pennsylvania 4,480 6.3% $14.8 $15.4 California 4,149 5.8% $5 Texas 3,689 5.2% All Other 28,335 39.5% Total $ 71,602 100.0% $0 Q3 2017 Q3 2018 Hospitality Small Business • Commercial Lines represented roughly 93% of the premium written in Q3 2018, compared to 79% in the same period 2017 • Quarter over quarter, Commercial Lines gross written premium increased 5.5% in Q3 2018 • Conifer continues to write Commercial Lines in all 50 states 4 4

PERSONAL LINES OVERVIEW GROSS WRITTEN PREMIUM $7 ILLIONS $6 M $5 $2.5 $4 70% YTD September 30, 2018 Gross Written Premium Decrease Top Five States $ in thousands $3 Indiana $ 1,686 31.7% Florida 1,143 21.5% Texas 856 16.1% $2 $3.6 Nevada 485 9.1% Hawaii 437 8.2% $1 $1.4 All Other 718 13.4% Total $ 5,326 100.0% $0.4 $0 Q3 2017 Q3 2018 • Personal Lines production was approximately 7% of total premium in Q3 2018 Wind-Exposed Low-Value Dwelling • Gross written premium in Personal Lines decreased 70% in the third quarter • Planned decrease in wind-exposed homeowners, specifically Florida homeowners, which was down 88% in Q3 2018 • Florida assumption business started non-renewing February 9th • Continuing efforts to reduce wind exposure overall 5 5

Q3 2018 RESULTS OVERVIEW: REFLECTS CONTINUED LOB REPOSITIONING Gross Written Premium: GROSS WRITTEN PREMIUM • GWP was $26.6M in Q3 2018 $35  Commercial Lines GWP increased 5.5% from Q3 2017 ILLIONS • Hospitality and Small Business segments M $30 both performed well in the period • Commercial Lines accident year $6.1 $1.8 combined ratio was 97.6% $25  Personal Lines GWP decreased 70% from Q3 2017 – aligned with the Company’s plan to focus on core lines of $20 business • Florida homeowners and other wind- exposed business was down 88% $15 Net Earned Premium: $24.8 $23.5 • Overall NEP increased 33% to $23.5M $10 in Q3 2018, mainly due to higher earned premiums from Commercial Lines  Commercial Lines NEP increased 36% in $5 Q3 2018, primarily due to the impact of the ADC on prior quarter’s ceded premium  Personal Lines NEP increased 9% in Q3 $0 2018 Q3 2017 Q3 2018 Commercial Lines Personal Lines 6 6

RESULTS OVERVIEW: COMBINED RATIO • Continued focus on core commercial lines will help drive overall combined ratio improvement  93% of total premiums in Q3 were from our core commercial business  Combined ratio for Q3 2018 improved significantly over Q3 2017  Q3 2018 combined ratio was 104.3% before deferred gain on ADC and hurricane costs 136.0% 107.3% 104.3% 87.2% 62.1% 57.7% 48.8% 45.2% 46.6% Q3 YTD Q3 YTD Q3 2018 * 2017 2018 Expense Ratio Loss Ratio 7 *before deferred gain on ADC & hurricane costs

RESULTS OVERVIEW: LOSS RATIO • Consolidated loss ratio for the nine months ended September 30, 2018 improved significantly over the same period in 2017 • For Q3 2018, Commercial Lines loss ratio was 67.3% (Personal Lines was 88.6%) • Continued focus on solidly performing core Commercial Lines business • Ongoing trend of shifting away from wind-exposed Personal Lines premium • Q3 2018 consolidated loss ratio was 57.7% before deferred gain on ADC and hurricane costs CONSOLIDATED LOSS RATIO 87.2% 62.1% 57.7% Q3 YTD Q3 YTD Q3 2018 * 2017 2018 8 *before deferred gain on ADC & hurricane costs

RESULTS OVERVIEW: EXPENSE RATIO • Quarterly expense ratio impacted by repositioning / lower premiums on Personal Lines • Overall downward trend reflects commitment to focused expense management • As repositioned premium mix ramps up, expect expense ratio to continue downward trend EXPENSE RATIO 48.8% 46.6% 45.2% Q3 YTD Q3 YTD Q3 2018 * 2017 2018 9 *before deferred gain on ADC & hurricane costs

Q3 2018 INVESTMENT PORTFOLIO • Maintain a highly liquid portfolio of investment grade debt securities • Total cash & investment securities of DEBT SECURITY PORTFOLIO ALLOCATION $158.2M at September 30, 2018: CMBS CMO / RMBS 3.1%  Average duration: 3.0 years 1.8%  Average tax-equivalent yield: ~2.7%  Average credit quality: AA U.S. Government Obligations 12.7% DEBT SECURITY PORTFOLIO MBS CREDIT RATING 24.4% State & Local $ in thousands September 30, 2018 Governments 12.9% Fair Value % of Total AAA 35,013 28.7% AA 57,582 47.2% A 16,347 13.4% Corporate Debt BBB 12,322 10.1% 25.5% ABS BB 732 0.6% 19.5% NR -- -- TOTAL DEBT $ 121,996 100.0% SECURITIES 10

FINANCIAL RESULTS: Q3 2018 INCOME STATEMENT • Operating loss reflects the impact of the Company’s decision to implement an adverse development cover in Q3 2017 (see table in appendix) • Company reported net loss of $3.6 million, or $0.42 per share for Q3 2018 • For Q3 2018, adjusted operating loss was $1.2 million, or $0.14 per share Three Months Ended September 30, ($ in thousands, except per share data) 2018 2017 Gross Written Premium $26,629 $29,581 Net Written Premium 22,846 18,395 Net Earned Premium 23,450 17,659 Net Income (Loss) (3,551) (18,898) EPS, Basic and Diluted $(0.42) $(2.46) Adjusted Operating Income (Loss) (1,160) (19,054) Adjusted Operating Income (Loss) per share $(0.14) $(2.48) 11 11

FINANCIAL RESULTS: CHI CONSOLIDATED BALANCE SHEET • Shareholders’ equity of $46.5 million • $1.78 not reflected in book value:  $1.21 per share full valuation allowance against deferred tax assets  $0.57 per share deferred gain on ADC • Book value of $5.41 as of quarter ended September 30, 2018 SUMMARY BALANCE SHEET September 30, 2018 December 31, 2017 $ in thousands Cash and Invested Assets $ 158,188 $ 169,518 Reinsurance Recoverables 29,658 24,539 Goodwill and Intangible Assets 985 987 Total Assets $ 232,997 $ 239,032 Unpaid Losses and Loss Adjustment Expenses 91,046 87,896 Unearned Premiums 51,701 57,672 Debt 29,750 29,027 Total Liabilities $ 186,458 $ 186,206 Total Shareholders' Equity $ 46,539 $ 52,826 12

Q3 2018: QUARTERLY HIGHLIGHTS CONTINUED GROWTH IN SUCCESSFUL PUBLIC DEBT OPPORTUNITIES CORE COMMERCIAL OFFERING FOR GROWTH BUSINESS Recently completed offering Committed to Commercial Lines of $25.3M in 6.75% disciplined growth in gross written premium Senior Unsecured Notes, specialty markets increased 5.5% over Q3 2017 lowering annual to generate positive interest expenses underwriting results FOCUS: STRIVE FOR CONTINUED GROWTH AND PROFITABILITY 13

APPENDIX

SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT OPERATING RESULTS Three Months Ended September 30, $ in thousands, except per share data 2018 2017 Gross Written Premiums 26,629 29,581 Ceded Written Premiums (3,783) (11,186) Net Written Premiums 22,846 18,395 Net Earned Premiums 23,450 17,659 Net Investment Income 786 768 Net Realized Investment Gains (Losses) (21) 39 Change in Fair Value of Equity Securities 151 -- Other Income 405 477 Total Revenue 24,771 18,943 Losses and Loss Adjustment Expenses, Net 16,554 26,468 Policy Acquisition Costs 6,452 6,655 Operating Expenses 4,786 4,474 Interest Expense 598 303 Total Expenses 28,390 37,900 Income (Loss) before Equity Earnings and Income Taxes (3,619) (18,957) Equity Earnings of Affiliates, Net of Tax 93 (76) Income Tax (Benefit) Expense 25 (135) Net Income (Loss) (3,551) (18,898) Earnings (Loss) per Common Share, Basic and Diluted (0.42) (2.46) Weighted Average Common Shares Outstanding, Basic and Diluted 8,553,613 7,675,952 16 16

ADJUSTED OPERATING EPS Three Months Ended Nine Months Ended September 30, September 30, 2018 2017 2018 2017 (dollar in thousands, except share and per share amounts) Net income (loss) $ (3,551) $ (18,898) $ (4,451) $ (21,763) Less: Net realized gains (losses) and other gains, net of tax (21) 39 152 781 Change in fair value of equity securities, net of tax 151 - (116) - Tax effect of investment unrealized gains and losses - 117 - 398 Net (Increase) in deferred gain on losses ceded to ADC, net of tax (2,521) - (4,933) - Adjusted operating income (loss)$ (1,160) $ (19,054) $ 446 $ (22,942) Weighted average common shares, diluted 8,553,613 7,675,952 8,531,545 7,647,520 Diluted income (loss) per common share: Net income (loss)$ (0.42) $ (2.46) $ (0.52) $ (2.85) Less: Net realized gains (losses) and other gains, net of tax - 0.01 0.02 0.10 Change in fair value of equity securities, net of tax 0.01 - (0.01) - Tax effect of investment unrealized gains and losses, per share - 0.01 - 0.05 Net (Increase) in deferred gain on losses ceded to ADC, net of tax (0.29) - (0.58) - Adjusted operating income (loss), per share (0.14) $ (2.48) $ 0.05 $ (3.00) Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. 17